Form  BCA-2.10                               ARTICLES OF INCORPORATION
================================================================================================================
(Rev. Jan. 1999)
                                      This space for use by Secretary of State           SUBMIT IN DUPLICATE!
Jesse White
Secretary of State                                                                    ==========================
Department of Business Services                       FILED
Springfield, IL  62756                                                                  THIS SPACE FOR USE BY
http://www.sos.state.il.us                         DEC 15 1999                           SECRETARY OF STATE
================================
Payment must be made by                            JESSE WHITE                         Date            12-15-99
certified check, cashier's
check, Illinois attorney's                      SECRETARY OF STATE                     Franchise Tax   $ 25.00
check, Illinois C.P.A.'s check                                                         Filing Fee      $ 75.00
or money order, payable to                                                                             -------
"Secretary of State."                                                                  Approved:        100.00
================================================================================================================
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1.   CORPORATE NAME:  Atwood RV Products, Inc.
                      ----------------------------------------------------------

     ---------------------------------------------------------------------------
     (The corporate name must contain the word "corporation," "company,"
     "incorporated," "limited" or an abbreviation thereof.)

================================================================================

2.   Initial Registered Agent:      CT Corporation System
                                    --------------------------------------------
                                     First Name     Middle Initial    Last Name
     Initial Registered Office:     208 South LaSalle St.
                                    --------------------------------------------
                                       Number          Street          Suite #
                                    Chicago       IL    Cook            60604
                                    --------------------------------------------
                                        City           County          Zip Code

================================================================================

3.   Purpose or purposes for which the corporation is organized:
     (If not sufficient space to cover this point, add one or more sheets of this size.)

     The transaction of any or all lawful business for which corporations may be incorporated under the Illinois Business Corporation Act.


================================================================================

4.   Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

                   Par Value        Number of Shares          Number of Shares        Consideration to be
     Class         per Share           Authorized          Proposed to be Issued       Received Therefor
     ----------------------------------------------------------------------------------------------------
     Common        $ NPV                100,000                    1,000                  $  1,000.00
     ----------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------
                                                                                  TOTAL = $  1,000.00

     Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are: (If not sufficient space to cover this point, add one or more sheets of this size.)

     There shall be one class of common stock and all holders of such share shall have equal and identical rights with respect to each share held.




                                     (over)

5.   OPTIONAL: (a)  Number of directors constituting the initial board of directors of the corporation: ______________________.
               (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:
                    Name             Residential Address       City, State, ZIP
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

================================================================================

6.   OPTIONAL: (a)  It is estimated that the value of all property to be owned by the corporation for the
                    following year wherever located will be:          $_________
               (b)  If its estimated that the value of the property
                    to be located within the State of Illinois
                    during the following year will be:                $_________
               (c)  It is estimated that the gross amount of
                    business that will be transacted by the
                    corporation during the following year will be:    $_________
               (d)  It is estimated that the gross amount of
                    business that will be transacted from places of
                    businesses in the State of Illinois during the
                    following year will be:                           $_________

================================================================================

7.   OPTIONAL: OTHER PROVISIONS     See Exhibit A attached
               Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

================================================================================
8.                   NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated         December 13          , 1999
     ------------------------------  ----
             (Month & Day)         Year

               SIGNATURE AND NAME                         ADDRESS
     1.  /s/ Cynthia A. Moore               1. 525 N. Woodward Ave., Suite 2000
       ----------------------------------     ----------------------------------
         Signature                                 Street
         Cynthia A. Moore                      Bloomfield Hills, MI     48304
       ----------------------------------     ----------------------------------
         (Type of Print Name)                      City/Town    State  ZIP Code

     2.                                     2.
       ----------------------------------     ----------------------------------
         Signature                                 Street

       ----------------------------------     ----------------------------------
         (Type of Print Name)                      City/Town    State  ZIP Code

     3.                                     3.
       ----------------------------------     ----------------------------------
         Signature                                 Street

       ----------------------------------     ----------------------------------
         (Type of Print Name)                      City/Town    State  ZIP Code

(Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistance secretary.

================================================================================

                                  FEE SCHEDULE

     - The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.
     -    The filling fee is $75.
     - The MINIMUM TOTAL DUE (franchise tax + filing fee) is $100. (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)
     - The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.
          Illinois Secretary of State       Springfield, IL  62756
          Department of Business Services   Telephone (217) 782-9522 or 892-9523

                                    EXHIBIT A



          A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Illinois Business Corporation Act, or (iv) for any transaction from which the director derived an improper personal benefit.


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
Form BCA-10.30
                                                 ARTICLES OF AMENDMENT
(Rev. Jan. 1999)                                                                     File #
================================================================================================================
Jesse White                                              FILED                          SUBMIT IN DUPLICATE
Secretary of State                                                                   ---------------------------
Department of Business Services                       AUG 25 2000                        THIS SPACE FOR USE BY
Springfield, IL  62756                                                                     SECRETARY OF STATE
Telephone (217) 782-1832                              JESSE WHITE                    Date            8-25-00
======================================                                               Franchise Tax   $
Remit payment in check or money order,             SECRETARY OF STATE                Filing Fee *    $25.00
payable to "Secretary of State"                                                      Penalty         $
                                                                                     Approved:
The filing fee for restated articles
of amendment - $100.00

http://www.sos.state.il.us
================================================================================================================
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1.   CORPORATE NAME:  Atwood RV Products, Inc.
                      ---------------------------------------------------------
                                                                 (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:

          The following amendment of the Articles of Incorporation was adopted on August 15, 2000 in the manner indicated below. ("X" one box only)
            ------------------
            (Month & Day)(Year)

     [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                 (Note 2)

     [ ] By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                 (Note 2)

     [ ] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of this amendment;
                                                                 (Note 3)

     [X] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                 (Note 4)

     [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;
                                                                 (Notes 4 & 5)

     [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                 (Note 5)

3.   TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

          Article I: The name of the corporation is:


                          Atwood Mobile Produces, Inc.
--------------------------------------------------------------------------------
                                   (NEW NAME)



                 All changes other than name, include on page 2
                                     (over)

                                TEXT OF AMENDMENT

     b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)


4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
     (If not applicable, insert "No change")

     No change



5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

     No change



     (b) The amount of paid-in capital (Paid-in Capital replaces the terms
     Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

     No change


                                           Before Amendment      After Amendment

                       Paid-in Capital     $______________       $_____________



    (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

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
     Dated              August 16                  , 2000        Atwood RV Products, Inc.
           ----------------------------------------  ----        ------------------------------------------------
                      (Month & Day)                 (Year)       (Exact Name of Corporation at date of execution)
     attested by  /s/ J. Bryan Williams                          by   /s/ David R. Bovee
                 -----------------------------------------------    ---------------------------------------------
                 (Signature of Secretary or Assistant Secretary)     (Signature of President or Vice President)
                  J. Bryan Williams, Secretary                   David R. Bovee, President
                 ----------------------------------------------- ------------------------------------------------
                         (Type or Print Name and Title)                  (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated                       ,
           ----------------------  ------
               (Month & Day)       (Year)


     ------------------------------------   ------------------------------------

     ------------------------------------   ------------------------------------

     ------------------------------------   ------------------------------------

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                                     Page 3
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                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.
                                                                      (ss.10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:

          (a) to remove the names and addresses of directors named in the articles of incorporation;
          (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to ss. 5.10 is also filed;
          (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
          (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
          (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
          (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with ss. 9.05;
          (g)  to restate the articles of incorporation as currently amended.
                                                                      (ss.10.15)

NOTE 4: All amendments not adopted under ss. 10.10 or ss. 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

          The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than
          a majority within each class when class voting applies.     (ss.10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
          amendment.                                        (ss.ss.7.10 & 10.20)




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